UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 19, 2005

VIKING SYSTEMS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-49636	86-0913802
(Commission File Number)	(IRS Employer Identification No.)

7514 Girard Ave., Ste. 1509, La Jolla, CA	92037
(Address of Principal Executive Offices)	(Zip Code)

858-456-6608
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

    Viking Systems, Inc. (the “Company”) hereby furnishes a press release, issued on August 19, 2005, disclosing information regarding its results of operations for the quarter ended June 30, 2005.

ITEM 7.01 REGULATION FD DISCLOSURE.

The following information is furnished pursuant to both Items 2.02 and 7.01.

    On August19, 2005, the Company issued a press release announcing its results for the second quarter of fiscal year 2005, which ended July 30, 2005. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 8.01 OTHER EVENTS

    The Company will hold a conference call at 11:00 a.m. Eastern Time on August 24, 2005, the details of which are included in the press release attached hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

    99.1 Press Release issued by Viking Systems, Inc. on August 19, 2005.

SIGNATURES

    Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 19, 2005	VIKING SYSTEMS, INC.

By: /s/ Thomas B. Marsh
President